Subsequent Event	12 Months Ended
Feb. 28, 2013
Subsequent Event
Subsequent Event

20. Subsequent Event

On March 4, 2013, the Company notified the trustee of its Secured Notes that it had selected to pay interest on the Secured Notes for the 12-month period commencing March 15, 2013 in the form of 5% cash payment and 8% payment in kind, which represents $14.9 million and $23.6 million, respectively.

On May 29, 2013, the Company entered into the third amendment to the ABL Facility, which provided increased short-term borrowing availability.  As part of the third amendment, the Company agreed to the following revised terms:  (i) the aggregate overall amount of the ABL Facility was reduced from $170.0 million to $145.0 million; (ii) through November 30, 2014, the Company is no longer required to maintain minimum excess availability (as defined in the ABL Facility); (iii)  the interest rate margin added to applicable LIBOR based borrowings has increased to a fixed 5%; (iv) the interest rate margin added to applicable Base Rate borrowings has increased to a fixed 3%; (v) the 1.25% floor applicable to LIBOR based borrowings has been removed; and (vi) to the extent that we dispose of assets that are ABL Priority Collateral and certain unencumbered assets, the net cash proceeds will be used to prepay outstanding borrowings under the ABL Facility and the overall ABL Facility will be reduced by $1 for each $1 of assets sold up to $15 million.

In connection with the third amendment, the Company also agreed with M&T that its board of directors will create a special committee consisting of its four non-employee directors, which is referred to as the special committee, that will engage an advisor to develop a business plan that focuses on cost reductions and operational efficiencies, which is referred to as the plan. Upon the approval of the plan by a majority of the members of the special committee, the plan will be submitted to the entire board of directors for approval. The vote of more than seven directors will be required to reject the plan. The Plan must also be reasonably acceptable in scope and process to M&T. Once the plan is approved by the board of directors, the special committee will be authorized to oversee the implementation of the plan by the Company’s management.

The third amendment did not change other significant terms of the ABL Facility such as the maturity, borrowing base formula, and covenants, as applicable.

The Company agreed to pay $0.3 million in fees to effect the third amendment to the ABL Facility and as a result of the reduction in the maximum borrowings of the ABL Facility the Company will also expense $0.7 of unamortized deferred debt issuance costs to interest expense.